EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


            This Registration Rights Agreement (this "Agreement") is made and entered into as of January 8, 1999, between Digital Biometrics, a Delaware corporation (the "Company"), and the parties who have executed this Agreement and whose names appear on Schedule 1 hereto (each party listed on Schedule 1 hereto, a "Purchaser" and collectively, the "Purchasers").

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

            The Company and the Purchasers hereby agree as follows:

      1.    Definitions

            Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have meaning set forth in Section 3(o).

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Minnesota generally are authorized or required by law or other government actions to close.

            "Closing Date" shall have the meaning set forth in the Purchase Agreement.

            "Commission" means the U.S. Securities and Exchange Commission.

            "Common Stock" means the Company's Common Stock, $.01 par value per share.

            "Effectiveness Date" means the 90th day following the Closing Date or, if such day is not a Business Day, the Effectiveness Date shall be the next succeeding Business Day.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

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            "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

            "Filing Date" means the 30th day following the Closing Date or, if such day is not a Business Day, the succeeding Business Day.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Purchaser Warrants" means the Common Stock purchase warrants issued to the Purchasers on the Closing Date pursuant to the terms of the Purchase Agreement.

            "Registrable Securities" means the (i) Shares purchased by the Purchasers on the Closing Date pursuant to the Purchase Agreement and (ii) the shares of Common Stock issuable upon exercise in full of the Purchaser Warrants. The Registration Statement shall cover at least such number of shares of Common Stock as equals the sum of (x) the number of Shares issued on the Closing Date and (2) the number of shares of Common Stock issuable upon exercise in full of the Warrant.

            "Registration Delay Payments" shall have the meaning set forth in
Section 2(c).


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            "Registration Statement" means the registration statement
contemplated by Section 2(a) (covering such number of Registrable Securities and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" shall have the meaning set forth in the Purchase Agreement.

            "Special Counsel" means the law firm acting as counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to
Section 4.

            "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

      2.    Shelf Registration

            (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 promulgated under the Securities Act or, if the Company is not then permitted to register the resale of Registrable Securities on Form S-3, the Registration Statement shall be on such other appropriate form in accordance herewith. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it

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voluntarily takes any action that would result in the Holders not being able to sell all of the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

            (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, the investment banker that will administer the offering will be selected by the Holders of a majority of the Registrable Securities to be included in such offering. In connection with any Underwritten Offering, if the managing underwriters advise the Company and the participating Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

            (c) If (i) a Registration Statement covering the Registrable Securities is not filed on or before the Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Exchange Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review, provided, however, that such five (5) day period may be extended in the event that the Company reasonably believes that such Registration Statement should be amended to include material non-public information; or (iii) a Registration Statement covering the Registrable Securities is not declared effective by the Commission on or before the Effectiveness Date, or (iv) after the Registration Statement has been declared effective by the Commission, the Registration Statement is either not effective as to the Registrable Securities throughout the applicable Effectiveness Period (unless such Registration Statement is succeeded by a subsequent Registration Statement filed with and declared effective by the Commission within 10 Business
Days) or the Holders are not permitted for any reason to make sales thereunder during such period, or (v) an amendment to the Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses (i), (iii) and (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) day period is exceeded, or for purposes of

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clause (v) the date on which such ten (10) day period is exceeded, being referred to as "Event Date"), then, in any such case, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Holders 1.0% of aggregate purchase price paid by such Holder (or its predecessor-in-interest) on the Closing Date for such Holder's Shares pursuant to the Purchase Agreement, in cash on the Event Date and an additional 1.0% for each applicable 30 day period thereafter, as liquidated damages. Commencing the 60th day after the Event Date, for each applicable 30 day period thereafter, the Company shall pay to the Holders 3.0% of the aggregate purchase price paid by such Holder (or its predecessor-in-interest) on the Closing Date for such Holder's Shares pursuant to the Purchase Agreement, in cash until such time as the applicable Event is cured; provided, that the total amount of liquidated damages the Company shall pay to the Holder pursuant to this Section 5(c)(i) shall not exceed $[300,000] in aggregate. The payments to which a Holder shall be entitled pursuant to this Section are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be calculated on a cumulative basis.

      3.    Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement (and any additional Registration Statements as may be required hereunder) in accordance with Section 2(a), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object in writing within three (3) Business Days of their receipt thereof (provided, that any days that shall elapse after the date the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters provides the Company such objection and the date such party approves the filing of the Registration Statement shall not count towards determining the Filing Date or the Effectiveness Date).


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            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to all Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;
(iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or representatives of the Company receive on its behalf) any oral or written comments from the Commission in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders; and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies

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of all intended written responses to the comments contemplated in clause (i)(C)
of this Section 3(c) no later than one Business Day in advance of the filing of such responses with the Commission so that the Holder shall have the opportunity to comment thereon.

            (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

            (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do


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business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

            (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq National Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

            (l) In the case of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel or such underwriters; (iii) immediately prior to the effectiveness of the Registration Statement or at the time of delivery of any Registrable Securities sold pursuant thereto (at the option of the underwriters), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if


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necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each Person and in such form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

            (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

            (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.


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            (o) The Company may require each selling Holder to furnish to the
Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement or any amendment thereto or any supplement to the Prospectus and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (p) If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities in not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby that such Holder will assist in meeting any future financial requirements of the Company , or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            (q) Each Holder agrees by its acquisition of such Registrable Securities that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and (iii) so long as a Registration Statement covering all of the Registrable Securities is effective and all of the Holders are permitted to make sales of Registrable Securities under such Registration Statement, such Holder will only sell the Registrable Securities that it holds pursuant to such Registration Statement or in accordance with Rule 144 promulgated under the Securities Act. Each Holder shall indemnify and hold harmless the Company and its officers, directors and agents, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs and expenses, as incurred, arising out of or relating to the breach by such Holder of its obligations under this Section 3(r).

            (r) Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by
Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Pro spectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Pro spectus or Registration Statement.


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      4.    Registration Expenses

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(b), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq Stock Market, Inc. and the Nasdaq National Market and each other securities exchange or market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may reasonably designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $7,500, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

            (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Holders shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Company's legal counsel and accountants, which shall be borne by the Company.

      5.    Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or any such underwriter furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of independent outside counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, however that the Indemnifying Party shall only be responsible for the fees and expenses of one law firm as separate counsel for the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regard less of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Except as set forth on Schedule 6(b) annexed hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(b) annexed hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

            (c) No Piggyback on Registrations. Except as set forth on Schedule 6(c) annexed hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

            (d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such holder requests to be registered, except that if, in connection with any Underwritten Offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution of securities covered thereby, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities for to which such holder has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in such registration statement. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

            (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Minnetonka time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Minnetonka time) on any date and earlier than 11:59 p.m. (Minnetonka time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


      If to the Company:      Digital Biometrics, Inc.
                              5600 Rowland Road
                              Minnetonka, MN 55343
                              Facsimile No.: (612) 932-7181
                              Attn: Chief Financial Officer

      With copies to:         Maslon Edelman Borman & Brand
                              3300 Norwest Center
                              90 South Seventh Street
                              Minneapolis, MN 55402
                              Facsimile No.: (612) 672-8397
                              Attn: Philip Tilton

      If to the Purchasers:   to the addresses set forth on Schedule 1 hereto

      With copies to:         Robinson Silverman Pearce Aronsohn
                                &  Berman LLP
                              1290 Avenue of the Americas
                              New York, NY 10104
                              Facsimile No.: (212) 541-4630
                              Attn: Kenneth L. Henderson

      If to any other Person who is then the registered Holder:

                              To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (h) Assignment of Registration Rights. The rights of each Purchaser hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by such Purchaser to any assignee or transferee of all or a portion of the Shares, the Purchaser Warrants or the Registrable Securities without the consent of the Company if: (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Purchasers' (and to subsequent) successors and assigns.

            (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

            (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (l) Severability. If any term, provision, covenant or restriction of this Agree ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        Company:


                                        DIGITAL BIOMETRICS, INC.



                                        By:  /s/ John J. Metil
                                           -------------------------------------
                                           Name: John J. Metil
                                           Title: Executive Vice President



                                        Purchasers:

                                        KA INVESTMENTS LDC



                                        By:  /s/ Irwin R. Kessler
                                           -------------------------------------
                                           Name: Irwin R. Kessler
                                           Title: Managing Partner


                                        PYRAMID  PARTNERS, L.P.


                                          /s/ Richard C. Perkins
                                        ----------------------------------------
                                        Perkins Capital Management, Inc.
                                         its General Partner
                                        By: Richard W. Perkins, President
                                        Tax Identification Number: 41-1736366

                                        INDUSTRICORP & CO., INC.
                                        FBO Twin City Carpenters Pension Plan


                                          /s/ Karen McKernas
                                        ----------------------------------------
                                        By: Union Bank & Trust,
                                        Its Assistant Vice President

                                        ----------------------------------------



                                        Piper Jaffray as Custodian
                                        FBO Richard C. Perkins IRA


                                          /s/ Richard C. Perkins
                                        ----------------------------------------
                                        Richard C. Perkins
                                        Tax Identification Number: 41-1422918


                                        Robert G. Allison


                                          /s/ Richard C. Perkins
                                        ----------------------------------------
                                        For: Robert G. Allison
                                        Perkins Capital Management Inc.,
                                         Attorney-in-Fact
                                        By: Richard C. Perkins, Vice President
                                        Tax Identification Number: ###-##-####

                                        David M. Westrum, TTEE
                                        FBO David M. Westrum
                                        Revocable Living Trust
                                        U/A DTD 6-1-97


                                          /s/ Richard C. Perkins
                                        ----------------------------------------
                                        For: David M. Westrum
                                        Perkins Capital Management Inc.,
                                         Attorney-in-Fact
                                        By: Richard C. Perkins, Vice President
                                        Tax Identification Number: ###-##-####

                                        Piper Jaffray as Custodian
                                        FBO David H. Potter IRA


                                          /s/ Daniel S. Perkins
                                        ----------------------------------------
                                        David H. Potter
                                        Perkins Capital Management Inc.,
                                         Attorney-in-Fact
                                        By: Daniel S. Perkins, Vice President
                                        Tax Identification Number: 41-1422918



                                        Piper Jaffray as Custodian
                                        FBO James G. Peters IRA


                                          /s/ Daniel S. Perkins
                                        ----------------------------------------
                                        James G. Peters
                                        Perkins Capital Management Inc.,
                                         Attorney-in-Fact
                                        By: Daniel S. Perkins, Vice President



                                        Piper Jaffray as Custodian
                                        FBO Patrice M. Perkins IRA


                                          /s/ Daniel S. Perkins
                                        ----------------------------------------
                                        Patrice M. Perkins
                                        Perkins Capital Management Inc.,
                                         Attorney-in-Fact
                                        By: Daniel S. Perkins, Vice President
                                        Tax Identification Number: 41-1422918

                                        Piper Jaffray as Custodian
                                        FBO Daniel S. Perkins IRA


                                          /s/ Daniel S. Perkins
                                        ----------------------------------------
                                        Daniel S. Perkins
                                        Tax Identification Number: 41-1422918

                                   Schedule I


Purchaser                                                 Purchase Price
---------                                                 --------------

1.       KA Investments LDC                                  $300,000
         c/o Tarmachan Capital Management
         1712 Hopkins Crossroads
         Minnetonka, MN 55305
         Facsimile No.: (612) 542-4284
         Attn: Irvin Kessler

2.       Pyramid Partners, L.P.                              $100,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

3.       Twin City Carpenters Pension Plan                   $100,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

4.       Richard C. Perkins IRA                               $35,000
         2125 Hollybush Road
         Hamel, MN 55340

5.       Robert G. Allison                                    $35,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

6.       David W. Westrum                                     $30,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

7.       David H. Potter IRA                                  $25,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

Purchaser                                                 Purchase Price
---------                                                 --------------

8.       James G. Peters IRA                                  $25,000
         c/o Perkins Capital Management, Inc.
         730 East Lake Street
         Wayzata, MN 55391

9.       Patrice M. Perkins IRA                               $25,000
         2125 Hollybush Road
         Harmel, MN 55340

10.      Daniel S. Perkins IRA                               $ 25,000
         55 Landmark Drive
         Long Lake, MN 55356